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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                                 ---------------

                                AMENDMENT NO. 1
                                       TO
                                    FORM 8-K
                                       ON
                                   FORM 8-K/A

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                           DATE OF REPORT: MARCH 1, 1999

                        COMMISSION FILE NUMBER 000-24677

                        BINDVIEW DEVELOPMENT CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                 TEXAS                                       76-0306721
    (STATE OR OTHER JURISDICTION OF                       (I.R.S. EMPLOYER
     INCORPORATION OR ORGANIZATION)                      IDENTIFICATION NO.)


     5151 SAN FELIPE, 22ND FLOOR, HOUSTON, TX                   77056
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                (ZIP CODE)


                                 (713) 561-3000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



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         As discussed in its Current Report on Form 8-K dated March 1, 1999
(the "Current Report"), as filed with the Securities and Exchange Commission (the "Commission") on March 16, 1999, BindView Development Corporation ("BindView") acquired all of the outstanding equity interests of Netect Ltd. ("Netect") on March 1, 1999, in exchange for an aggregate of 1,161,394 shares of BindView's common stock. BindView also issued a warrant to purchase 61,963 shares of its common stock at a price of $16.14 in exchange for an outstanding warrant to purchase Netect stock and issued stock options in substitution for outstanding Netect employee stock options. The transaction was accounted for as a pooling of interests.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.



         (a) Financial Statements of Business Acquired

             The following financial statements of Netect Ltd. and subsidiary are attached hereto as exhibit 99.2 and are incorporated herein by reference.

                  Report of Independent Auditors
                  Consolidated Balance Sheets of Netect Ltd. and subsidiary at
                           December 31, 1997 and 1998
                  Consolidated Statements of Operations of Netect Ltd. and
                           subsidiary for the five months ended December 31, 1996 and the years ended December 31, 1997 and 1998
                  Statements of Changes in Shareholders' Deficiency of Netect
                           Ltd. and subsidiary for the five months ended December 31, 1996 and the two years ended
                           December 31, 1998
                  Consolidated Statements of Cash Flows of Netect Ltd. and
                           subsidiary for the five months ended December 31, 1996 and the two years ended December 31, 1998
                  Notes to Consolidated Financial Statements of Netect Ltd. and
                           subsidiary

         (b) Pro Forma Supplemental Financial Information

         The following financial statements of BindView Development Corporation and subsidiaries are attached hereto as exhibit 99.3 and are incorporated herein by reference.

                  Report of Independent Accountants
                  Supplemental Consolidated Balance Sheet of BindView
                           Development Corporation and subsidiaries at
                           December 31, 1998 and 1997
                  Supplemental Consolidated Statement of Operations and
                           Comprehensive Income (Loss) of BindView Development Corporation and subsidiaries for the three years ended December 31, 1998
                  Supplemental Consolidated Statement of Shareholders'
                           Equity of BindView Development Corporation and subsidiaries for the three years ended December
                           31, 1998
                  Supplemental Consolidated Statement of Cash Flows of BindView
                           Development Corporation and subsidiaries for the three years ended December 31, 1998
                  Notes to Supplemental Consolidated Financial Statements of
                           BindView Development Corporation and subsidiaries

         (c) Exhibits.
                  2.1**     Share Purchase Agreement dated as of January 29,
                                    1999, among BindView, Netect, the holders
                                    of all of the share capital of Netect and
                                    rights to acquire share capital of Netect
                                    and Paul E. Blondin, as Shareholders'
                                    Representative.
                 23.1*      Consent of Independent Accountants
                 23.2*      Consent of Independent Auditors
                 27.1*      Financial Data Schedule - December 31, 1998
                 99.1**     Press Release
                 99.2*      Financial Statements of Netect Ltd. and subsidiary
                 99.3*      Financial Statements of BindView Development
                                    Corporation and subsidiaries.

                  * Filed herewith.
                 ** Previously filed.
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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       BINDVIEW DEVELOPMENT CORPORATION

Dated:   May 7, 1999                   By: /s/ Eric J. Pulaski
                                          --------------------------------------
                                       Eric J. Pulaski
                                       Chairman of the Board, President and
                                       Chief Executive Officer


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                                  EXHIBIT INDEX


EXHIBIT
NUMBER            DESCRIPTION
-------           -----------
2.1**             Share Purchase Agreement dated as of January 29, 1999, among
                     BindView, Netect, the holders of all of the share capital
                     of Netect and rights to acquire share capital of Netect and
                     Paul E. Blondin, as Shareholders' Representative.
23.1*             Consent of Independent Accountants
23.2*             Consent of Independent Auditors
27.1*             Financial Data Schedule - December 31, 1998
99.1**            Press Release
99.2*             Financial Statements of Netect Ltd. and subsidiary
99.3*             Financial Statements of BindView Development Corporation and
                     subsidiaries.



 * Filed herewith.
** Previously filed.